                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 14, 2000
                   -----------------------------------------
                (Date of Report; Date of Earliest Event Reported)


                           Raytel Medical Corporation
        --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                      ----------------------------------
                 (State or other jurisdiction of incorporation)


            0-27186                                   94-2787342
   ------------------------                 --------------------------------
   (Commission File Number)                (IRS Employer Identification No.)


           2755 Campus Drive, Suite 200, San Mateo, CA     94403
          ----------------------------------------------------------
            (address of principal executive offices)     (Zip Code)


                                 (650) 349-0800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

     On July 17, 2000, Raytel Medical Corporation (the "Company") reported that it entered into a transaction which effectively terminates the management services agreement between the company and Southeast Texas Cardiology Associates, or SETCA, a nine-physician cardiology practice located in Beaumont, Texas. A copy of the press release announcing the terms of the transaction is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired:

          Not applicable.

     (b)  Pro forma financial information:

          Not applicable.

     (c)  Exhibits:

     Exhibit No.        Description
     -----------        -----------
     99.1               Press Release dated July 17, 2000

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RAYTEL MEDICAL CORPORATION

Dated:  July 25, 2000                   By: /s/ RICHARD F. BADER
                                            -----------------------------------
                                            Richard F. Bader
                                            Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------
   99.1                   Press Release dated July 17, 2000